UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2012

RICI® Linked – PAM Advisors Fund, LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000- 53647	38-3743129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Price Asset Management, Inc., 141 West Jackson Blvd., Suite 1320A
Chicago, IL 60604
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 261-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS.

Effective October 1, 2012, Mr. Allen Goodman, is no longer employed by Price Asset Management, Inc. (“PAM”), the Managing Member of PAM Advisors Fund, LLC.

Also effective October 1, 2012, Ms. Maura A. Clark has been appointed as PAM’s Chief Financial Officer.   Previously, Ms. Clark was in private practice performing accounting and tax services for business in the services and financial sector.  Beginning in 2007, she performed accounting and tax services for one of PAM’s affiliates.  She is a graduate of the University of Chicago and is a certified public accountant licensed in the state of Illinois.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICI® LINKED – PAM ADVISORS FUND, LLC

	By:	PRICE ASSET MANAGEMENT, INC.
Managing Member

Date: November 13, 2012	By:	/s/ David F. Schink
David F. Schink
Chief Operating Officer